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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 16, 2004


                                APTARGROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-11846                36-3853103
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, IL              60014
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code 815-477-0424.


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition.


         As a result of certain technical difficulties relating to the live webcast of the Company's conference call earlier today to discuss the Company's first quarter results, the Company has furnished the transcript for the call as
Exhibit 99.1 hereto. Replay of the conference call can also be accessed on the Investor Relations page of the Company's website at www.aptargroup.com.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        APTARGROUP, INC.


Date: April 16, 2004                    By: /s/ Stephen J. Hagge
                                            ------------------------------------
                                            Stephen J. Hagge
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary




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                                  Exhibit Index




Exhibit No.
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
99.1            Transcript of April 16, 2004, Earnings Conference Call.